UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported)   January 14, 1998

                          (December 30, 1997)

Commission File Number                        0-18550

                           NTS Mortgage Income Fund
           (Exact name of registrant as specified in its charter)

         Delaware                                   61-1146077
(State or other jurisdiction of           (I.R.S. Employer Identification
incorporation or organization)            No.)

   10172 Linn Station Road
   Louisville, Kentucky                                 40223
(Address of principal executive                      (Zip Code)
offices)

Registrant's telephone number,
including area code                                 (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report




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Item 2.      Acquisition of Assets
-------      ---------------------

             As previously reported, on February 12, 1997, NTS Mortgage Income Fund (the Fund) entered into a letter of intent (Letter of Intent) with NTS Corporation, a Kentucky corporation and the Sponsor of the Fund, NTS/Lake Forest II Residential Corporation, a Kentucky corporation which is an Affiliate of and under common control with NTS Corporation (NTS/Lake Forest), NTS/Virginia Development Company, a Virginia corporation which is an Affiliate of and under control with NTS Corporation (NTS/Virginia) and NTS Development Company, a Kentucky corporation and a wholly-owned subsidiary of NTS Corporation. The Letter of Intent contemplated the restructuring of the Fund's loans to NTS/Lake Forest and NTS/Virginia, and the acquisition of control by the Fund of the Lake Forest North project in Louisville, Kentucky, and the Fawn Lake project near Fredericksburg, Virginia.

             Since entering into the Letter of Intent, the Fund has been evaluating the best method of restructuring its relationship with NTS/Lake Forest and NTS/Virginia and negotiating the terms of the restructuring. The Fund has now consummated this restructuring by acquiring all of the issued and outstanding common capital stock of NTS/Lake Forest and NTS/Virginia effective as of October 1, 1997, for a nominal purchase price. The acquisition was closed pursuant to (i) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/Lake Forest and its shareholders, NTS/Virginia and certain of its shareholders, NTS Corporation, NTS Advisory Corporation, a Kentucky corporation and Advisor to the Fund (NTS Advisory) and NTS Residential Management Company, a Kentucky corporation (NTS Management), and (ii) an Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/Virginia and certain shareholders of NTS/Virginia. NTS Advisory and NTS Management are Affiliates of and are under common control with NTS Corporation. Copies of these Agreements (without exhibits) are attached hereto.

             NTS/Lake Forest is the owner and developer of the Lake Forest North single-family residential community located in Louisville, Kentucky, and will continue to own and develop the Lake Forest North project to completion and orderly sale as a wholly-owned subsidiary of the Fund.

             NTS/Virginia   is  the  owner  and   developer  of  the  Fawn  Lake
             single-family residential community located near Fredericksburg, Virginia, and will continue to own and develop the Fawn Lake project to completion and orderly sale as a wholly-owned subsidiary of the Fund. NTS/Residential Properties, Inc. - Virginia, a Virginia corporation and an Affiliate of NTS Corporation, the sponsor of the Fund, will continue to act as a broker and agent for NTS/Virginia for the sale of lots within the Fawn Lake project, and as broker and agent for approved builders in the Fawn Lake project for the sale of new homes.

             The Fund paid an aggregate sum of $10.00 to the shareholders of


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             NTS/Lake  Forest  for  all of the  issued  and  outstanding  common capital stock thereof, and an aggregate sum of $20.00 to the shareholders of NTS/Virginia for all of the issued and outstanding common capital stock thereof. The existing indebtedness of each of NTS/Lake Forest and NTS/Virginia to the Fund has been converted to equity as of October 1, 1997, and the Fund will cause the first mortgages in favor of the Fund on the Lake Forest North and Fawn Lake projects to be released of record. With the conversion of the indebtedness of each of NTS/Lake Forest and NTS/Virginia to equity in the respective companies, (i) the Fund will have a basis of $23,683,295 in the common capital stock of NTS/Lake Forest, which is the sum of the purchase price of $10.00 paid therefor by the Fund and the outstanding principal loan balance and accrued and unpaid interest of $23,683,285 owed to the Fund as of October 1, 1997, and (ii)a basis of $31,084,441 in the common capital stock of NTS/Virginia, which is the sum of the purchase price of $20.00 paid therefor by the Fund and the outstanding principal loan balance and accrued and unpaid interest of $31,084,421 owed to the Fund as of October 1, 1997.

             The Fund, as the sole shareholder of NTS/Lake Forest and NTS/Virginia, will hereafter control the ongoing operations of the Lake Forest North and Fawn Lake projects. The ongoing operation and management of the Lake Forest North and Fawn Lake projects will be conducted by NTS Management under the terms of (i) a Property Management Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/Lake Forest and NTS Management for the Lake Forest North project, and (ii) a Property Management Agreement executed on December 30, 1997, and dated as of October 1, 1997, by and among the Fund, NTS/Virginia and NTS Management for the Fawn Lake project (collectively, the Management Agreements). The Management Agreements have an initial term through December 31, 2003, subject to extension under certain conditions, and are renewable for six (6) year terms thereafter. Under the Management Agreements, NTS Management will be reimbursed for costs incurred in the operation and management of the Lake Forest North and Fawn Lake projects, and will accrue an incentive payment payable as provided therein. Copies of the forms of these Management Agreements (without exhibits) are attached hereto.

             The terms of the restructuring and of the Management Agreements were negotiated on behalf of the Fund by a committee of the Fund's Board of Directors (the Special Committee) consisting only of the Independent Directors. The Special Committee believes that the terms of the restructuring and of the Management Agreements are as favorable to the Fund as could have been obtained from unrelated third parties under the circumstances.

             On December 30, 1997, NTS/Virginia closed on development financing for the Fawn Lake project committed by The Provident Bank, of Cincinnati, Ohio. The $10,700,000 revolving credit facility is currently anticipated to provide funds for the continued development and operations of the Fawn Lake project through December 1, 2002, the maturity of the credit facility, and the


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             repayment thereof has been guaranteed by the Fund.  Mr. J. D.
             Nichols, Chairman of the Board of NTS Corporation and of the Fund, has individually guaranteed the repayment of up to $3,000,000 of the credit facility.

             On January 6, 1998, NTS/Lake Forest closed on development financing for the Lake Forest North project committed by Bank of Louisville and Trust Company, of Louisville, Kentucky. The $8,000,000 revolving credit facility is currently anticipated to provide funds for the continued development and operations of the Lake Forest North project through October 31, 2003, the maturity of the credit facility, and the repayment thereof has been guaranteed by the Fund. Mr. J. D. Nichols, Chairman of the Board of NTS Corporation and of the Fund, has individually guaranteed the repayment of fifty percent (50%) of the credit facility.

             The Fund  anticipates  that its  acquisition  of the common capital stock of NTS/Lake Forest and NTS/Virginia, and the subsequent ongoing development activities to be taken by NTS/Lake Forest and NTS/Virginia will cause a change of the Fund's tax status from a real estate investment trust to a conventional corporation in 1997. If the Fund is treated and taxed as a conventional corporation for the calendar year 1997, the Fund's potential federal income tax liability for its operations from January 1, 1997, through
             September 30, 1997, will be largely offset by the tax losses attributable to the operations of NTS/Lake Forest and NTS/Virginia from October 1, 1997, through December 31, 1997. As a result, the Fund should not incur any appreciable federal income tax liability attributable to its operations during 1997.

             Generally Accepted Accounting Principles require that transactions such as the acquisition of the common capital stock of NTS/Lake Forest and NTS/Virginia by the Fund be recorded at fair market value. The conversion to equity of the Fund's loans to NTS/Lake Forest and NTS/Virginia may result in a loss to the Fund for book purposes, although the amount thereof cannot be determined at this time.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

             a)  Financial Statements of Real Estate Properties Acquired
                 -------------------------------------------------------

             The audited financial statements for NTS/Lake Forest and NTS/Virginia for the most recent three years ended December 31, 1996, are incorporated by reference from the Fund's 10-K filed with the Securities and Exchange Commission on March 31, 1997.

             The unaudited interim statements of operations for NTS/Lake Forest and NTS/Virginia for the nine months ended September 30, 1997 and 1996 will be filed as an amendment to this Form 8-K within 60 days from the date hereof.

             b)  Pro Forma Information
                 ---------------------

             The Fund is preparing the pro forma information required pursuant to Rule 3-14 of Regulation S-X. This information will be filed as an amendment to this Form 8-K within 60 days from the date hereof.

             c)  Exhibits
                 --------

             The following exhibits are filed with this Form 8-K Report:

             Exhibit Number                          Description

                  10 Material Contracts - The Agreements whereby the Fund acquired all of the issued and outstanding common capital stock of NTS/Lake Forest and NTS/Fawn Lake, and the Property Management Agreements between the Fund and NTS Management


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the NTS Mortgage Income Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                        NTS MORTGAGE INCOME FUND
                                                           (Registrant)

                                                       /s/ John W. Hampton

                                                       John W. Hampton
                                                       Secretary/Treasurer
                                                       (principal accounting and
                                                       chief financial officer)






Date: January 14, 1998